UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 23, 2021

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)     On August 23, 2021, due to the significant growth and expansion of Digital Turbine, Inc. (the “Company”), the Company appointed Michael B. Miller as Chief Accounting Officer of the Company. Mr. Miller replaced David Wesch as the principal accounting officer of the Company, and Mr. Wesch will continue to work with the Company.

From 2017 until he joined the Company, Mr. Miller served as Vice President and Corporate Controller of CyrusOne, Inc., a publicly-traded real estate investment trust, where he oversaw accounting, consolidation and internal control activities. From 2009 to 2017, Mr. Miller served in various accounting positions with L3 Technologies, an aerospace and electronics systems company, including as Aerospace Systems Segment Vice President and Controller from 2015 to 2017 and Assistant Corporate Controller from 2009 to 2014. Mr. Miller also previously served as a senior audit manager for both PricewaterhouseCoopers, LLP and KPMG, LLP. Mr. Miller is a certified public accountant. He received his BBA in Accounting and Finance from the University of Cincinnati in 1998.

In connection with his appointment as Chief Accounting Officer, under the Company’s 2020 Equity Incentive Plan, the Company granted Mr. Miller stock options to acquire 16,802 shares of Company common stock at an exercise price equal to the closing price per share on August 23, 2021 (the grant date). The stock options will vest in equal monthly installments over the 36-month period following the grant date.

There are no transactions, or proposed transactions, to which the Company is or was a party and in which Mr. Miller had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2021	Digital Turbine, Inc.

	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer